UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 3, 2013

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8170 Maple Lawn Boulevard, Suite 180 Fulton, MD		20759
(Address of principal executive offices)		(Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 is a press release of Colfax Corporation ("Colfax") issued on September 3, 2013, announcing Colfax's binding offer to acquire the Global Infrastructure and Industry (“GII”) business of Fläkt Woods Group, subject to certain conditions. The transaction would value GII at €193 million, including the assumption of debt.

Item 9.01.	Financial Statements and Exhibits.
The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Colfax Corporation press release dated September 3, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2013	COLFAX CORPORATION

	By:	/s/ C. Scott Brannan
		Name:	C. Scott Brannan
		Title:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Colfax Corporation press release dated September 3, 2013.